INCOME TAXES, Components of the Provision for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Current [Abstract]
Federal	$ 30,928	$ 32,309	$ 26,054
State	10,110	11,681	9,882
Foreign	499	894	770
Total current expense	41,537	44,884	36,706
Deferred [Abstract]
Federal	1,301	(3,289)	(3,067)
State	970	(370)	(1,096)
Foreign	(190)	59	(34)
Total deferred expense (benefit)	2,081	(3,600)	(4,197)
Provision for income taxes	$ 43,618	$ 41,284	$ 32,509